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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                         July 19, 1996


                    AMBANC HOLDING CO., INC.
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      (Exact name of Registrant as specified in its Charter)


    Delaware                  0-27306               14-1783770
(State or other          (Commission File          (IRS Employer
 jurisdiction of                No.)              Identification
 incorporation)                                         No.)


11 Division Street, Amsterdam, New York               12010-4303
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (518) 842-7200
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                                 N/A
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  (Former name or former address, if changed since last report)

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Item 5.  Other Events
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     On July 19, 1996, the Registrant issued the press release
attached hereto as Exhibit 99.1 announcing its earnings for the second quarter ended June 30, 1996.

     On July 22, 1996, the Registrant issued the press release attached hereto as Exhibit 99.2 announcing its intentions to commence a 10% stock repurchase program.


Item 7.  Financial Statements and Exhibits
- ------------------------------------------

     (c)  Exhibits

     The Exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AMBANC HOLDING CO., INC.




Date:  July 25, 1996               By:  /s/ Robert J. Brittain
      ------------------------          -------------------------
                                        Robert J. Brittain
                                        President and Chief
                                          Executive Officer


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Exhibit                                              Sequential
Number                      Description               Page No.
- -------                     -----------              ----------

  99.1     Press release dated July 19, 1996              6
  99.2     Press release dated July 22, 1996              8
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